Advances to Local Limited Partnerships	12 Months Ended
Mar. 31, 2012
Advances To Local Limited Partnerships
Advances to Local Limited Partnerships

NOTE 6 – ADVANCES TO LOCAL LIMITED PARTNERSHIPS

The Partnership is not obligated to fund advances to the Local Limited Partnerships. Occasionally, when Local Limited Partnerships encounter operational issues the Partnership may decide to advance funds to assist the Local Limited Partnership with its operational issues. As of March 31, 2012, 2011, and 2010, the Partnership in total had advanced $186,595, $0, and $0, respectively to two Local Limited Partnerships, Deer Creek Limited Partnership and Roscommon Limited Partnership. These advances were used to pay for the property taxes, mortgage payments and operational expenses. Of the total amount advanced, 36,395 was written off due to uncollectibility. As of March 31, 2012, $75,000 has been repaid and the remaining $75,000 was received subsequent thereto.